Other Operating Income (Loss), net (Tables)	12 Months Ended
Dec. 31, 2021
Other Operating Income (Loss), net.
Schedule of other operating income (loss), net

	For the year ended December 31,
	2019	2020	2021
	US$	US$	US$
Government subsidies	917,223	2,026,269	4,231,406
(Provision) reversal of contingent losses	(95,857)	(2,776,293)	254,833
Compensation payments	—	(1,587,473)	—
Others	50,903	62,990	(32,777)
Total	872,269	(2,274,507)	4,453,462